UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2014

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-9861	16-0968385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One M&T Plaza, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 842-5445

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On August 27, 2012, M&T Bank Corporation, a New York corporation (“M&T”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Hudson City Bancorp, Inc., a Delaware corporation (“Hudson City”) and Wilmington Trust Corporation, a Delaware corporation and a wholly owned subsidiary of M&T (“WTC”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Hudson City will merge with and into WTC, with WTC continuing as the surviving entity (the “Merger”).

Subject to the terms and conditions of the Merger Agreement, upon completion of the Merger, Hudson City stockholders will have the right to receive, at their election (but subject to proration and adjustment procedures as specified in the Merger Agreement), either 0.08403 of a share of common stock, par value $0.50 per share, of M&T (the “M&T Common Stock”) or cash having a value equal to 0.08403 multiplied by the average closing price of a share of M&T Common Stock for the ten trading days immediately preceding the completion of the Merger. Elections by Hudson City stockholders will be prorated and adjusted such that in the aggregate approximately 60% of Hudson City’s outstanding shares of common stock will be converted into the right to receive shares of M&T Common Stock and the balance into the right to receive cash consideration.

Consummation of the Merger remains subject to certain customary conditions, including, among others, governmental filings and regulatory approvals and expiration of applicable waiting periods, accuracy of specified representations and warranties of the other party, and material compliance by the other party with its obligations under the Merger Agreement.

The audited consolidated financial statements of Hudson City as of December 31, 2012 and December 31, 2011 and for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, as included in Item 8 of Part II of Hudson City’s Annual Report on Form 10-K (the “Hudson City Annual Report”), as well as the accompanying notes and schedules included in Item 15. “Exhibits, Financial Statement Schedules” of the Hudson City Annual Report, as filed with the Securities and Exchange Commission (“SEC”) on February 28, 2013, and the unaudited consolidated financial statements of Hudson City for the three months ended September 30, 2013 and September 30, 2012, respectively, and the nine months ended September 30, 2013 and September 30, 2012, respectively, as included in Item 1 of Part I of Hudson City’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2013, as filed with the SEC on November 8, 2013, are incorporated by reference into this Current Report.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving M&T’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.

In addition to factors previously disclosed in M&T’s reports filed with the SEC and those identified elsewhere in this filing, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the Merger, including approval by M&T and Hudson City shareholders, on the expected terms and schedule; delay in closing the Merger; difficulties and delays in integrating the M&T and Hudson City businesses or fully realizing cost savings and other benefits; business disruption following the Merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Important Additional Information.

In connection with the Merger, M&T filed with the SEC on October 15, 2012 a Registration Statement on Form S-4 that includes a Joint Proxy Statement of M&T and Hudson City and a Prospectus of M&T, as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS OF M&T AND HUDSON CITY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about M&T and Hudson City, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from M&T at www.mtb.com under the tab “About Us” and then under the heading “Investor Relations” or from Hudson City by accessing Hudson City’s website at www.hcsbonline.com under the heading “Investor Relations.” Copies of the Joint Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Investor Relations, One M&T Plaza, Buffalo, New York 14203, (716) 842-5445.

M&T and Hudson City and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of M&T and Hudson City in connection with the Merger. Information about the directors and executive officers of M&T and their ownership of M&T common stock is set forth in the proxy statement for M&T’s 2012 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 7, 2012. Information about the directors and executive officers of Hudson City and their ownership of Hudson City common stock is set forth in the proxy statement for Hudson City’s 2012 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 19, 2012. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/Prospectus regarding the Merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

23.1	Consent of KPMG LLP, as independent registered public accounting firm for Hudson City Bancorp, Inc.

99.1	Audited Consolidated Financial Statements of Hudson City Bancorp, Inc. as of December 31, 2012 and December 31, 2011 and for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, Report of Independent Registered Public Accounting Firm thereon and Notes to such Audited Consolidated Financial Statements (incorporated by reference to Item 8 of Part II and Item 15. “Exhibits, Financial Statement Schedules” of Hudson City Bancorp, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with the Securities and Exchange Commission on February 28, 2013).

99.2	Unaudited Consolidated Financial Statements of Hudson City Bancorp, Inc. for the three months ended September 30, 2013 and September 30, 2012, respectively, and the nine months ended September 30, 2013 and September 30, 2012, respectively, and Notes to such Unaudited Consolidated Financial Statements (incorporated by reference to Item 1 of Part I of Hudson City Bancorp, Inc.’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2013, filed with the Securities and Exchange Commission on November 8, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T Bank Corporation

Date: February 6, 2014
	By:	/s/ René F. Jones
	Name:	René F. Jones
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of KPMG LLP, as independent registered public accounting firm for Hudson City Bancorp, Inc.

99.1	Audited Consolidated Financial Statements of Hudson City Bancorp, Inc. as of December 31, 2012 and December 31, 2011 and for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, Report of Independent Registered Public Accounting Firm thereon and Notes to such Audited Consolidated Financial Statements (incorporated by reference to Item 8 of Part II and Item 15. “Exhibits, Financial Statement Schedules” of Hudson City Bancorp, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with the Securities and Exchange Commission on February 28, 2013).

99.2	Unaudited Consolidated Financial Statements of Hudson City Bancorp, Inc. for the three months ended September 30, 2013 and September 30, 2012, respectively, and the nine months ended September 30, 2013 and September 30, 2012, respectively, and Notes to such Unaudited Consolidated Financial Statements (incorporated by reference to Item 1 of Part I of Hudson City Bancorp, Inc.’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2013, filed with the Securities and Exchange Commission on November 8, 2013).